SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): April 7, 1998


                           NEW YORK TELEPHONE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                    (State or Other Jurisdiction of Incorporation)


No. 1-3435                                No. 13-5275510
(Commission File Number)                  I.R.S. Employer Identification


                 1095 Avenue of the Americas New York, New York 10036
                    (Address of Principal Executive Offices)


                                    (212) 395-2121
                 (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)


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Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits:

           The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statements (No. 333-45779) on Form S-3 of New York Telephone Company (the "Company"), and are filed herewith for incorporation by reference in such Registration Statements.


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                                      - 3 -


                                Index to Exhibits

Exhibit Number
Per Item 601
of Regulation S-K                  Description of Document
-----------------                  -----------------------

      1-a Underwriting Agreement, dated April 7, 1998, between the Company and Bear, Stearns & Co. Inc. and UBS Securities LLC

      1-b Underwriting Agreement, dated April 7, 1998, between the Company and Morgan Stanley & Co. Incorporated and First Union Capital Markets Corp., a Division of Wheat First Securities

      4-a                Certificate, dated as of April 7, 1998,
                         pursuant to Section 2.02(b) of the
                         Indenture,dated as of February 1, 1998, between the Company and The Chase Manhattan Bank, as Trustee

      4-b                Certificate, dated as of April 7, 1998,
                         pursuant to Section 2.02(b) of the
                         Indenture,dated as of February 1, 1998, between the Company and The Chase Manhattan Bank, as Trustee

      4-c Form of the Company's Ten Year 6% Debentures, due April 15, 2008 (contained in Exhibit 4-a).


      4-d                Form of the Company's Thirty Year 6.50%
                         Debentures,  due April 15, 2028 (contained in
                         Exhibit 4-b).


      12                 Computation of Ratio of Earnings to Fixed Charges

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   NEW YORK TELEPHONE COMPANY


                                   By  /s/ Neil D. Olson
                                       ----------------------
                                       Neil D. Olson
                                       Assistant Treasurer


Dated:  April 13, 1998